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                                                                   EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of SEEC, Inc. (the "Company") for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on November 12, 2002 (the "Report"), the undersigned , in the capacities and dates listed below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 12, 2002                                /s/ RAVINDRA KOKA
                                                --------------------------------
                                                          Ravindra Koka
                                                   President, Chief Executive
                                                      Officer and Director


Date:  November 12, 2002                            /s/ RICHARD J. GOLDBACH
                                                --------------------------------
                                                       Richard J. Goldbach
                                                       Treasurer and Chief
                                                        Financial Officer